UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2013

SurPure, Inc.

f/k/a Pacific Quest Ventures Corp.

(Exact name of registrant as specified in its charter)

0-54683
(Commission File Number)

Delaware	46-3656135
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

Attn: Mr. Lawrence DeBry, CEO

222 S. Main Street, # 500

Salt Lake City, UT 84101
(Address of principal executive offices, with zip code)

801-575-9000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 16, 2013, Pacific Quest Ventures Corp., a Delaware corporation (the “Registrant” or “Company”) amended Article One of its Certificate of Incorporation to change its name from "Pacific Quest Ventures Corp." to "SurPure, Inc." This amendment was approved by unanimous resolutions adopted as of September 16, 2013 by the Company's stockholders and Board of Directors. The Certificate of Amendment of the Certificate of Incorporation of Pacific Quest Ventures Corp. is attached hereto as Exhibit 1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
Exhibit 1 Exhibit 2

Certificate of Amendment of the Certificate of Incorporation of Pacific Quest Ventures Corp.

Written Consent by the Shareholders of Pacific Quest Ventures Corp. in Lieu of a Meeting and Unanimous Written Consent by the Board of Directors of Pacific Quest Ventures Corp. in Lieu of a Meeting.

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 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURPURE, INC.
/s/ Lawrence DeBry
Date: September 25, 2013	By:	______________________________________
Name: Lawrence DeBry Title: President and Chief Executive Officer

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